UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2015

FIRST DEFIANCE FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	0-26850 (Commission File No.)	34-1803915 (IRS Employer I.D. No.)

  601 Clinton Street, Defiance, Ohio 43512

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (419) 782-5015

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)	On April 21, 2015, First Defiance Financial Corp. (“First Defiance”) held its 2015 Annual Meeting of Shareholders (the “Annual Meeting”). At the close of business on March 2, 2015, the voting record date, there were 9,234,781 First Defiance common shares outstanding and entitled to vote. At the Annual Meeting, 7,598,464, or 82.3%, of the outstanding common shares entitled to vote were represented by proxy or in person.

(b)	(i)	Directors elected at the Annual Meeting for a three year term to expire at the 2018 Annual Meeting of Shareholders:

	Number of Votes:

	For	Withheld	Broker Non-Votes
Douglas A. Burgei	6,431,212	132,454	1,034,798
Donald P. Hileman	6,442,526	121,140	1,034,798
Samuel S. Strausbaugh	6,439,613	124,053	1,034,798

Other directors whose terms of office continued after the Annual Meeting:

John L. Bookmyer

Stephen L. Boomer

Peter A. Diehl

Jean A. Hubbard

Barbara D. Mitzel

Charles D. Niehaus

William J. Small

(ii)	With respect to the vote to approve, in a non-binding advisory vote, First Defiance’s executive compensation as disclosed in the proxy statement for the Annual Meeting:

Number of Votes:
For	Against	Broker Non-Votes	Abstain
6,406,395	99,507	1,034,798	57,764

(iii)	With respect to the vote to ratify the appointment of Crowe Horwath LLP as First Defiance’s independent registered public accounting firm for the 2015 fiscal year:

Number of Votes:
For	Against	Broker Non-Votes	Abstain
7,496,415	80,615	-	21,434

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST DEFIANCE FINANCIAL CORP.

By:	/s/ Kevin T. Thompson
Kevin T. Thompson
Chief Financial Officer

Date: April 24, 2015

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